Cash and cash equivalents (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Oct. 10, 2018
Cash and cash equivalents.
Cash		R$ 13	R$ 32
Bank account		10,996	716
Financial investments	[1]	300,147	42,539
Cash and cash equivalents		R$ 311,156	R$ 43,287	R$ 102,231	R$ 160,967
Average gross yield of deposits		101.70%	101.68%

[1]	The Company invests in a short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 101.7% of the annual CDI rate on December 31, 2020 (101.68% on December 31, 2019). All investments are highly liquid investments that are readily convertible to known amounts ofcashand which are subject to an insignificant risk of changes in value, and correspond to the cash obligations for the period.